Exhibit (h)(vii)(B)

APPENDIX A

Operating Expense Limitation Agreement

Direxion Shares ETF Trust

Rafferty Asset Management, LLC has contractually agreed to cap all or a portion of its management fee and/or reimburse each Fund for Other Expenses through September 1, 2019, to the extent that a Fund’s Total Annual Fund Operating Expenses exceeds a Fund’s daily net assets as listed below.

ACTIVELY MANAGED FUNDS

Direxion Auspice Broad Commodity Strategy ETF	0.70%
Direxion Bitcoin Shares	0.95%

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares	0.35%
Direxion All Cap Insider Sentiment Shares	0.59%*
Direxion Zacks MLP High Income Index Shares	0.65%
Direxion iBillionaire Index ETF	0.59%*
Direxion Tactical Low Vol ETF	0.42%
Direxion State Street GX Dynamic Allocation ETF	0.42%
Direxion Daily Long Value/Short Growth ETF	0.55%
Direxion Daily Long Growth/Short Value ETF	0.55%
Direxion Daily Long Large Cap/Short Small Cap ETF	0.55%
Direxion Daily Long Small Cap/Short Large Cap ETF	0.55%
Direxion Daily Long Cyclicals/Short Defensive ETF	0.55%
Direxion Daily Long Defensive/Short Cyclicals ETF	0.55%
Direxion Daily Long Emerging/Short Developed ETF	0.55%
Direxion Daily Long Developed/Short Emerging ETF	0.55%
Direxion Factor Dog ETF	0.35%

1X BEAR FUNDS

Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.45%
Direxion Daily Small Cap Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily CSI China Internet Index Bear 1X Shares	0.80%
Direxion Daily MSCI China A Bear 1X Shares	0.80%
Direxion Daily Emerging Markets Bond Bear 1X Shares	0.45%
Direxion Daily MSCI Real Estate Bear 1X Shares	0.45%

LEVERAGED FUNDS

1.5X Funds

Direxion S&P 500® Low Volatility Target Beta ETF	0.55%
Direxion Enhanced Dividend Target Beta ETF	0.55%
Direxion U.S. Treasury Bull 1.5X Shares	0.55%
Direxion Total Bond Market Bull 1.5X Shares	0.55%

Direxion Investment Grade Corporate Bond Bull 1.5X Shares	0.55%
Direxion High Yield Bull 1.5X Shares	0.55%
Direxion S&P 500® Bull 1.5X Shares	0.55%
Direxion Russell 1000 Value Bull 1.5X Shares	0.55%
Direxion Russell 1000 Growth Bull 1.5X Shares	0.55%
Direxion MSCI USA Minimum Volatility Bull 1.5X Shares	0.55%
Direxion Preferred Stock Bull 1.5X Shares	0.55%
Direxion 1.5X High Beta/Low Volatility Index ETF	0.55%
Direxion Developed Markets Bull 1.5X Shares	0.55%
Direxion Tactical Country Rotation Bull 1.5X Shares	0.55%
Direxion Emerging Markets Bull 1.5X Shares	0.55%
Direxion Momentum Bull 1.5X Shares	0.55%
Direxion Quality Bull 1.5X Shares	0.55%
Direxion 1.5X State Street GX Dynamic Allocation ETF	0.55%
Direxion Factor Dog Bull 1.5X Shares	0.55%
Direxion Small Cap Bull 1.5X Shares	0.55%
Direxion Mid Cap Bull 1.5X Shares	0.55%
Direxion MSCI Real Estate Bull 1.5X Shares	0.55%

2X Funds

Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily Small Cap Bull 2X Shares	0.60%
Direxion Daily S&P 500® Low Volatility Bull 2X Shares	0.80%	Direxion Daily S&P 500® Low Volatility Bear 2X Shares	0.80%
Direxion Daily Emerging Markets Bond Bull 2X Shares	0.80%	Direxion Daily Emerging Markets Bond Bear 2X Shares	0.80%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily MSCI China A Bull 2X Shares	0.95%
Direxion Daily MSCI European Financials Bull 2X Shares	0.80%	Direxion MSCI Daily European Financials Bear 2X Shares	0.80%
		Direxion Daily High Yield Bear 2X Shares	0.80%
Direxion Daily Silver Miners Index Bull 2X Shares	0.80%
Direxion Daily TIPS Bull 2X Shares	0.80%
Direxion Daily Long Value/Short Growth 2X ETF	0.80%
Direxion Daily Long Growth/Short Value 2X ETF	0.80%
Direxion Daily Long Large Cap/Short Small Cap 2X ETF	0.80%
Direxion Daily Long Small Cap/Short Large Cap 2X ETF	0.80%
Direxion Daily Long Cyclicals/Short Defensive 2X ETF	0.80%
Direxion Daily Long Defensive/Short Cyclicals 2X ETF	0.80%
Direxion Daily Long Emerging/Short Developed 2X ETF	0.80%
Direxion Daily Long Developed/Short Emerging 2X ETF	0.80%

Direxion Daily S&P 500® Equal Weight Bull 2X Shares	0.80%
Direxion Daily MSCI USA Minimum Volatility Bull 2X Shares	0.80%
Direxion Daily Dow Jones Internet Bull 2X Shares	0.80%
Direxion Daily Factor Dog Bull 2X Shares	0.80%
Direxion Daily Lithium Bull 2X Shares	0.80%
Direxion Daily Robotics & Artificial Intelligence Bull 2X Shares	0.80%
Direxion Daily Preferred Stock Bull 2X Shares	0.80%

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.95%	Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.95%
Direxion Daily 20+Year Treasury Bull 3X Shares	0.95%	Direxion Daily 20+Year Treasury Bear 3X Shares	0.95%
Direxion Daily MSCI Brazil Bull 3X Shares	0.95%
Direxion Daily FTSE China Bull 3X Shares	0.95%	Direxion Daily FTSE China Bear 3X Shares	0.95%
Direxion Daily Corporate Bond Bull 3X Shares	0.95%	Direxion Daily Corporate Bond Bear 3X Shares	0.95%
Direxion Daily MSCI Developed Markets Bull 3X Shares	0.95%	Direxion MSCI Daily Developed Markets Bear 3X Shares	0.95%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.95%	Direxion MSCI Daily Emerging Markets Bear 3X Shares	0.95%
Direxion Daily Energy Bull 3X Shares	0.95%	Direxion Daily Energy Bear 3X Shares	0.95%
Direxion Daily Financial Bull 3X Shares	0.95%	Direxion Daily Financial Bear 3X Shares	0.95%
Direxion Daily Gold Miners Index Bull 3X Shares	0.95%	Direxion Daily Gold Miners Index Bear 3X Shares	0.95%
Direxion Daily Healthcare Bull 3X Shares	0.95%
Direxion Daily MSCI India Bull 3X Shares	0.95%
Direxion Daily Latin America Bull 3X Shares	0.95%
Direxion Daily Mid Cap Bull 3X Shares	0.95%	Direxion Daily Mid Cap Bear 3X Shares	0.95%
Direxion Daily Municipal Bond Taxable Bull 3X Shares	0.95%
Direxion Daily Natural Gas Related Bull 3X Shares	0.95%	Direxion Daily Natural Gas Related Bear 3X Shares	0.95%
Direxion Daily MSCI Real Estate Bull 3X Shares	0.95%	Direxion Daily MSCI Real Estate Bear 3X Shares	0.95%
Direxion Daily Regional Banks Bull 3X Shares	0.95%	Direxion Daily Regional Banks Bear 3X Shares	0.95%
Direxion Daily Retail Bull 3X Shares	0.95%
Direxion Daily Russia Bull 3X Shares	0.95%	Direxion Daily Russia Bear 3X Shares	0.95%
Direxion Daily S&P 500® Bull 3X Shares	0.95%	Direxion Daily S&P 500® Bear 3X Shares	0.95%
Direxion Daily Semiconductor Bull 3X Shares	0.95%	Direxion Daily Semiconductor Bear 3X Shares	0.95%
Direxion Daily Small Cap Bull 3X Shares	0.95%	Direxion Daily Small Cap Bear 3X Shares	0.95%
Direxion Daily MSCI South Korea Bull 3X Shares	0.95%
Direxion Daily Technology Bull 3X Shares	0.95%	Direxion Daily Technology Bear 3X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull	0.95%	Direxion Daily Junior Gold Miners Index	0.95%

3X Shares		Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares	0.95%
Direxion Daily MSCI Japan Bull 3X Shares	0.95%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.95%
Direxion Daily S&P Biotech Bull 3X Shares	0.95%	Direxion Daily S&P Biotech Bear 3X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.95%	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	0.95%
Direxion Daily S&P 500® Low Volatility Bull 3X Shares	0.95%	Direxion Daily S&P® 500 Low Volatility Bear 3X Shares	0.95%
Direxion Daily Emerging Markets Bond Bull 3X Shares	0.95%	Direxion Daily Emerging Markets Bond Bear 3X Shares	0.95%
Direxion Daily Dow 30 Bull 3X Shares	0.95%	Direxion Daily Dow 30 Bear 3X Shares	0.95%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.95%	Direxion Daily Consumer Discretionary Bear 3X Shares	0.95%
Direxion Daily High Yield Bull 3X Shares	0.95%	Direxion Daily High Yield Bear 3X Shares	0.95%
Direxion Daily Consumer Staples Bull 3X Shares	0.95%	Direxion Daily Consumer Staples Bear 3X Shares	0.95%
Direxion Daily Utilities Bull 3X Shares	0.95%	Direxion Daily Utilities Bear 3X Shares	0.95%
Direxion Daily MSCI Canada Bull 3X Shares	0.95%	Direxion Daily MSCI Canada Bear 3X Shares	0.95%
Direxion Daily Aerospace & Defense Bull 3X Shares	0.95%	Direxion Daily Aerospace & Defense Bear 3X Shares	0.95%
Direxion Daily MSCI Mexico Bull 3X Shares	0.95%	Direxion Daily MSCI Mexico Bear 3X Shares	0.95%
Direxion Daily Transportation Bull 3X Shares	0.95%	Direxion Daily Transportation Bear 3X Shares	0.95%
Direxion Daily Industrials Bull 3X Shares	0.95%	Direxion Daily Industrials Bear 3X Shares	0.95%
Direxion Daily Metals & Mining Bull 3X Shares	0.95%	Direxion Daily Metals & Mining Bear 3X Shares	0.95%
Direxion Daily MSCI Italy Bull 3X Shares	0.95%	Direxion Daily MSCI Italy Bear 3X Shares	0.95%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.95%	Direxion Daily Pharmaceutical & Medical Bear 3X Shares	0.95%
Direxion Daily EURO STOXX 50® Bull 3X Shares	0.95%	Direxion Daily EURO STOXX 50® Bear 3X Shares	0.95%
Direxion Daily TIPS Bull 3X Shares	0.95%	Direxion Daily TIPS Bear 3X Shares	0.95%
Direxion Daily Senior Loan Bull 3X Shares	0.95%	Direxion Daily Senior Loan Bear 3X Shares	0.95%
Direxion Daily S&P 500® Equal Weight Bull 3X Shares	0.95%
Direxion Daily MSCI USA Minimum Volatility Bull 3X Shares	0.95%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.95%
Direxion Daily Factor Dog Bull 3X Shares	0.95%
Direxion Daily Lithium Bull 3X Shares	0.95%
Direxion Daily Robotics & Artificial Intelligence Bull 3X Shares	0.95%
Direxion Daily Preferred Stock Bull 3X Shares	0.95%

Last Updated: November 21, 2017

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